EXHIBIT 99.1

ASP Isotopes Announces Agreements to Exchange Certain

QLE Convertible Notes for ASPI Common Stock

Exchange reduces QLE’s outstanding convertible notes by approximately 50% as QLE continues to pursue a public listing as a separate company

DALLAS, (July 15, 2026) – ASP Isotopes Inc. (NASDAQ: ASPI) ("ASPI", the "Company" or “we”) today announced that ASPI and Quantum Leap Energy LLC ("QLE"), a wholly-owned subsidiary of ASPI dedicated to advancing innovative technologies and processes across critical segments of the fission and fusion nuclear fuel cycle, have entered into separate, individually negotiated private exchange agreements (the “Exchange Agreements”) with certain holders of QLE’s outstanding convertible promissory notes (the “QLE Notes”).

Under the terms of the Exchange Agreements, certain holders of QLE Notes have agreed to exchange approximately $109.2 million in aggregate principal amount of outstanding QLE Notes held by them, plus accrued and unpaid interest thereon, for an aggregate of approximately 23.2 million shares of ASPI common stock, representing approximately 17.8% of ASPI’s common stock outstanding (collectively, the “Exchange Transactions”).

The Exchange Transactions are intended to reduce QLE’s outstanding convertible notes by approximately 50% and simplify QLE’s capital structure as QLE continues to pursue a public listing on a U.S. national securities exchange as a standalone company.  The Exchange Transactions are also expected to support ASPI’s position to make a potential future distribution of its QLE common equity to ASPI’s stockholders as of a to-be-determined future record date.

The Exchange Transactions are expected to close on July 16, 2026, subject to satisfaction of customary closing conditions.  Upon closing of the Exchange Transactions, the outstanding principal amount of QLE Notes will be reduced by approximately 50%, from $219.8 million to $110.7 million in aggregate principal amount outstanding.

“The exchange significantly strengthens QLE’s balance sheet, reducing its convertible notes by approximately 50% and simplifying its capital structure at the right moment as QLE continues its path towards a separate public listing,” said Paul Mann, Chairman and Chief Executive Officer of ASPI.  “QLE is making significant progress in executing its business plan. We structured the exchange to be broadly economically neutral to both ASPI stockholders and QLE noteholders, and we look forward to supporting QLE moving forward.”

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities. Any offers, solicitations of offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933, as amended.

About Quantum Leap Energy

Quantum Leap Energy is a development stage nuclear fuels company dedicated to advancing innovative technologies and processes across critical segments of the nuclear fuel cycle. The company focuses on uranium conversion, enrichment of uranium-235 for nuclear fuel production (HALEU, LEU+ and LEU)*, and isotopic separation of lithium-6 and lithium-7, as well as radioactive waste treatment technologies. Through exclusive global rights to proprietary Aerodynamic Separation Process (ASP) and laser-based Quantum Enrichment (QE) technologies, Quantum Leap Energy aims to address perceived gaps in the nuclear fuel supply chain for advanced nuclear reactors, small modular reactors, and fusion systems. The company has established strategic partnerships or commercial initiatives and relationships with industry leaders including TerraPower, Fermi America, and the South Africa Nuclear Energy Corporation (Necsa) to accelerate the commercialization of critical isotopes essential for next-generation nuclear energy systems. *The company has not applied its enrichment technologies to the enrichment of U-235, nor received permission or regulatory approval to conduct testing of our enrichment technologies on U-235, except for the activities contemplated by the services contract with Necsa. For additional information, please visit: https://www.qleapenergy.com/.

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About ASP Isotopes Inc.

ASP Isotopes is an advanced materials company dedicated to the development of a differentiated isotope enrichment platform to strengthen global supply chain access to critical materials used in nuclear medicine, next-generation semiconductors, and nuclear energy. The Company’s proprietary technologies, the Aerodynamic Separation Process (“ASP technology”) and Quantum Enrichment (“QE technology”), are designed to enable the production of isotopes for a range of industrial and advanced technology applications. ASP Isotopes operates isotope enrichment facilities in Pretoria, South Africa, focused on the enrichment of low atomic mass elements, or light isotopes. For more information, please visit www.aspisotopes.com.

Forward-Looking Statements

 This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, as well as the business of our subsidiaries, including, without limitation, QLE, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as “believes,” “plans,” “anticipates,” “expects,” “estimates,” “projects,” “will,” “may,” “might,” and words of a similar nature. Examples of forward-looking statements include, but are not limited to, statements we make regarding the expected benefits and completion of the Exchange Transactions, including, but not limited to, QLE’s prospective future debt reduction and liquidity and capital structure improvements, the expected timing of the closing of the Exchange Transactions, and statements we make regarding a public listing of QLE’s common equity and a potential distribution of QLE common equity owned by ASPI to ASPI’s stockholders and the implementation of ASPI’s and QLE’s business plans. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause actual results and financial condition to differ materially from those indicated in the forward-looking statements, including, but not limited to: the outcomes of various strategies and projects undertaken by the Company and QLE; the potential impact of laws or government regulations or policies in South Africa, the United Kingdom or elsewhere; our future capital requirements and sources and uses of cash; our ability to obtain funding for our operations and future growth; our reliance on the efforts of third parties; our ability to complete the construction and commissioning of our enrichment plants or to commercialize isotopes using the ASP technology or the Quantum Enrichment Process; our ability to obtain regulatory approvals for the production and distribution of isotopes; the financial terms of any current and future commercial arrangements; our ability to complete certain transactions and realize anticipated benefits from acquisitions and contracts; dependence on our Intellectual Property (IP) rights, certain IP rights of third parties; the competitive nature of our industry; and the factors disclosed in Part I, Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (as amended) and in the Company’s subsequent reports and filings with the SEC. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. No information in this press release should be interpreted as an indication of future success, revenues, results of operation, or stock price. All forward-looking statements herein are qualified by reference to the cautionary statements set forth herein and should not be relied upon.

QLEContact

QLE@icrinc.com

ASPI Contact

IR@ASPIsotopes.com

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